FREMONT MUTUAL FUNDS, INC.

                       Supplement dated December 31, 2002
                                       to
                        Prospectus dated August 20, 2002

FREMONT GLOBAL FUND

The following supplements the Portfolio Management section on page 3 and the Additional Information on the Fremont Global Fund section on page 24 of the
Prospectus:

PORTFOLIO MANAGEMENT

Effective December 31, 2002, seven sub-advisors manage portions of the Fremont Global Fund.

Fremont Investment Advisors, Inc. ("the Advisor") has retained Armstrong Shaw Associates Inc. ("Armstrong Shaw") and J.P. Morgan Investment Management, Inc. ("J.P. Morgan") to manage portions of the Fremont Global Fund, effective December 31, 2002. J.P. Morgan will manage a new U.S. mid-cap value portfolio and Armstrong Shaw will manage a new U.S. large-cap value portfolio. Sit Investment Associates, Inc. will no longer manage a portfolio of the Global Fund.

Jonathan Simon, managing director and portfolio manager of J.P. Morgan, will manage the Fund's U.S. mid-cap value portfolio. Mr. Simon has over 22 years of industry experience, and joined the firm in 1980.

The six-member portfolio management team of Armstrong Shaw will manage the Fund's U.S. large-cap value portfolio. The Armstrong Shaw team includes: Jeffrey
M. Shaw, Todd W.D. Crystal, Stephan J. Weinberger, Monica C. Grady, Bruce P. Crystal, and Frederick R. Norten. The members of the team have an average of 18 years of industry experience.

All references to Sit Investment Associates, Inc., on pages 3 and 25 of the Prospectus are deleted.

FREMONT U.S. SMALL CAP FUND

The Advisor has retained TimesSquare Capital Management, Inc. ("TimesSquare") to manage the Fremont U.S. Small Cap Fund, effective December 31, 2002. The Fund was formerly managed by Kern Capital Management LLC.

The  following  replaces  the  Principal  Strategy  section  on  page  12 of the
Prospectus:

The Fund invests primarily in the common and preferred stocks of U.S. small cap companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase. Normally, the Fund will invest at

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least 80% of its  assets in the  stocks of U.S.  small cap  companies.  The Fund
generally   focuses  on  growing   companies  that  are  selling  at  attractive
valuations.

When selecting small cap stocks, Fund management utilizes a fundamental, bottom-up process to identify companies:

     o Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages.

     o    That have strong, experienced management teams.

     o Whose stock is selling at reasonable valuations that Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to 18 months.

Fund management diversifies the Fund's portfolio by applying sector and security weighting limitations. Generally, the Fund will not invest more than 5% of assets in any one security.

Fund management will normally sell a security when: it no longer meets the Fund's investment criteria; they believe the company issuing the security is unable to sustain a competitive advantage; they anticipate a deterioration in the company's fundamentals; or they determine that the security is overvalued.

The  following  replaces  the  Portfolio  Management  section  on page 13 of the
Prospectus:

The Fremont U.S. Small Cap Fund is managed by Sub-Advisor, TimesSquare Capital Management, Inc. (TimesSquare). TimesSquare is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of September 30, 2002, TimesSquare managed more than $44 billion in assets.

The Fund is co-managed by Yvette C. Bockstein and Grant R. Babyak. Ms. Bockstein is a managing director and portfolio manager with over 36 years of investment experience. Prior to joining TimesSquare in 2000, Ms. Bockstein served as a portfolio manager of Fiduciary Trust Company International, which she joined in 1978. Mr. Babyak is a managing director and portfolio manager with over 14 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company International since 1996.